EXECUTION VERSION USActive 60967401.4 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of November 1, 2024, among NMF SLF I SPV, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”), NEW MOUNTAIN FINANCE ADVISERS, L.L.C., a Delaware limited liability company, as the collateral manager (the “Collateral Manager”), NMF SLF I, INC., a Maryland Corporation, as the equityholder (the “Equityholder”) and as the seller (the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”), as a lender (the “Lender”) and as the swingline lender (the “Swingline Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the collateral custodian (the “Collateral Custodian”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Seller, the Administrative Agent, the Lender, the Swingline Lender, the other lenders party from time to time thereto and the Collateral Custodian, are parties to the Loan and Security Agreement, dated as of December 23, 2020 (as amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; WHEREAS, on August 21, 2024, New Mountain Finance Advisers BDC, L.L.C. changed its name to New Mountain Finance Advisers, L.L.C.; and WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent and the Lender desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. ARTICLE II Amendments SECTION 2.1. As of the date of this Amendment, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. USActive 60967401.4 2 SECTION 2.2. As of the date of this Amendment, all references in the Transaction Documents to “New Mountain Finance Advisers BDC, L.L.C.” in its role as Collateral Manager shall be replaced with “New Mountain Finance Advisers, L.L.C.” ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above so long as the following conditions are satisfied: (a) the execution and delivery of this Amendment by each party hereto; (b) the Administrative Agent’s receipt of a legal opinion of Dechert LLP counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; (c) the Administrative Agent’s receipt of a good standing certificate of the Borrower and the Collateral Manager issued by Secretary of State of the State of Delaware and a certified copy of the resolutions of the board of directors of the Collateral Manager approving this Amendment and the transactions contemplated hereby, certified by an authorized officer (or similar) of the Equityholder; and (d) the Borrower shall have paid to the Administrative Agent, in immediately available funds for its own account, any fees (including reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent) to be received on the date hereof. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE USActive 60967401.4 3 GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.6. Collateral Custodian Direction. By its execution hereof the Administrative Agent hereby authorizes and directs the Collateral Custodian to execute and deliver this Amendment on the date hereof, acknowledges and agrees that the Collateral Custodian shall be fully protected in relying upon the foregoing consent and direction and hereby releases the Collateral Custodian from any liability in complying with such direction. In executing and delivering this Amendment, the Collateral Custodian shall be afforded all of the rights, privileges, immunities and indemnities afforded to it under the LSA as if such rights, privileges, immunities and indemnities were set forth herein; provided that such rights, privileges, immunities and indemnities shall be in addition to, and not in limitation of, any such rights, privileges, immunities and indemnities set forth in this Amendment. [Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NMF SLF I SPV, L.L.C., as the Borrower By: New Mountain Finance Advisers, L.L.C., its manager By:____________________________________ Name: Title:

[Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] NEW MOUNTAIN FINANCE ADVISERS, L.L.C., as Collateral Manager By:____________________________________ Name: Title: [Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] NMF SLF I, INC., as the Equityholder and as the Seller By:____________________________________ Name: Title: [Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: R. Beale Pope Managing Director [Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director

[Signature Page to Amendment No. 4 to Loan and Security Agreement (SLF I)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Swingline Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director APPENDIX A EXECUTION VERSION CONFORMED THROUGH THIRDFOURTH AMENDMENT DATED DECEMBERNOVEMBER 1, 20232024 U.S. $600,000,000700,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., as the Collateral Manager NMF SLF I SPV, L.L.C., as the Borrower NMF SLF I, INC., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Swingline Lender WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Custodian Dated as of December 23, 2020 USActive 55525956.1555525956.20

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 4647 Section 1.3. Computation of Time Periods. 4647 Section 1.4. Interpretation. 4647 ARTICLE II. THE FACILITY 4849 Section 2.1. Advances. 4849 Section 2.2. Procedures for Advances by the Lenders. 4950 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 51 Section 2.4. Determination of Interest and Non-Usage Fee. 52 Section 2.5. [Reserved]. 5253 Section 2.6. Principal Repayments. 5253 Section 2.7. Settlement Procedures. 5253 Section 2.8. Alternate Settlement Procedures. 5556 Section 2.9. Collections and Allocations. 5657 Section 2.10. Payments, Computations, Etc. 5758 Section 2.11. Fees. 5859 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 5859 Section 2.13. Taxes. 6061 Section 2.14. Discretionary Sales. 6465 Section 2.15. Assignment of the Sale Agreement. 6566 Section 2.16. Defaulting Lenders. 6566 Section 2.17. Refunding of Swingline Advances. 6768 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 6869 Section 3.1. Conditions to Closing and Initial Advance. 6869 Section 3.2. Conditions Precedent to All Advances and Reinvestments. 70 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 7273 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 7374 Section 4.1. Representations and Warranties of the Borrower. 7374 i USActive 55525956.1555525956.20 TABLE OF CONTENTS (continued) Page Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. 8283 Section 4.3. Representations and Warranties of the Collateral Manager. 8384 Section 4.4. Representations and Warranties of the Collateral Custodian. 8687 Section 4.5. Representations and Warranties of the Seller. 8788 ARTICLE V. GENERAL COVENANTS 8889 Section 5.1. Affirmative Covenants of the Borrower. 8889 Section 5.2. Negative Covenants of the Borrower. 9394 Section 5.3. Affirmative Covenants of the Collateral Manager. 9697 Section 5.4. Negative Covenants of the Collateral Manager. 99100 Section 5.5. Affirmative Covenants of the Collateral Custodian. 101 Section 5.6. Negative Covenants of the Collateral Custodian. 101102 Section 5.7. Covenants of the Seller and the Equityholder. 101102 ARTICLE VI. COLLATERAL MANAGEMENT 103104 Section 6.1. Designation of the Collateral Manager. 103104 Section 6.2. Duties of the Collateral Manager. 103104 Section 6.3. Authorization of the Collateral Manager. 105106 Section 6.4. Collection of Payments; Accounts. 105106 Section 6.5. Realization Upon Defaulted or Delinquent Loans. 106107 Section 6.6. [Reserved]. 107108 Section 6.7. Payment of Certain Expenses by Collateral Manager. 107108 Section 6.8. Reports. 107108 Section 6.9. Annual Statement as to Compliance. 108109 Section 6.10. The Collateral Manager Not to Resign. 108109 Section 6.11. Collateral Manager Defaults. 109110 ARTICLE VII. THE COLLATERAL CUSTODIAN 109110 Section 7.1. Designation of Collateral Custodian. 109110 Section 7.2. Duties of Collateral Custodian. 109110 Section 7.3. Merger or Consolidation. 112113 Section 7.4. Collateral Custodian Compensation. 112113 ii USActive 55525956.1555525956.20 TABLE OF CONTENTS (continued) Page Section 7.5. Collateral Custodian Removal. 113114 Section 7.6. Limitation on Liability. 113114 Section 7.7. Resignation of the Collateral Custodian. 114115 Section 7.8. Release of Documents. 115116 Section 7.9. Return of Underlying Instruments. 115116 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. 116117 ARTICLE VIII. SECURITY INTEREST 116117 Section 8.1. Grant of Security Interest. 116117 Section 8.2. Release of Lien on Collateral. 117118 Section 8.3. Further Assurances. 118119 Section 8.4. Remedies. 118119 Section 8.5. Waiver of Certain Laws. 119120 Section 8.6. Power of Attorney. 119120 ARTICLE IX. EVENTS OF DEFAULT 120121 Section 9.1. Events of Default. 120121 Section 9.2. Remedies. 122123 ARTICLE X. INDEMNIFICATION 123124 Section 10.1. Indemnities by the Borrower. 123124 Section 10.2. Indemnities by the Collateral Manager. 126127 Section 10.3. Taxes. 127128 ARTICLE XI. THE ADMINISTRATIVE AGENT 127128 Section 11.1. Appointment. 127128 Section 11.2. Standard of Care; Exculpatory Provisions. 128129 Section 11.3. Administrative Agent’s Reliance, Etc. 129130 Section 11.4. Credit Decision with Respect to the Administrative Agent. 129130 Section 11.5. Indemnification of the Administrative Agent. 129130 Section 11.6. Successor Administrative Agent. 130131 Section 11.7. Delegation of Duties. 130131 Section 11.8. Payments by the Administrative Agent. 131132 iii USActive 55525956.1555525956.20 TABLE OF CONTENTS (continued) Page Section 11.9. Collateral Matters. 131132 Section 11.10. Erroneous Payments. 131132 ARTICLE XII. MISCELLANEOUS 133134 Section 12.1. Amendments and Waivers. 133134 Section 12.2. Notices, Etc. 135136 Section 12.3. Ratable Payments. 135136 Section 12.4. No Waiver; Remedies. 135136 Section 12.5. Binding Effect; Benefit of Agreement. 135136 Section 12.6. Term of this Agreement. 136137 Section 12.7. Governing Law; Waiver of Jury Trial. 136137 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers. 136137 Section 12.9. Costs and Expenses. 137138 Section 12.10. No Proceedings. 137138 Section 12.11. Recourse Against Certain Parties. 137138 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 139140 Section 12.13. Confidentiality. 140141 Section 12.14. Execution in Counterparts; Severability; Integration. 141142 Section 12.15. Waiver of Setoff. 142143 Section 12.16. Status of Lenders; Assignments by the Lenders. 142143 Section 12.17. Heading and Exhibits. 143144 Section 12.18. Intent of the Parties. 144145 Section 12.19. Recognition of the U.S. Special Resolution Regimes. 144145 iv USActive 55525956.1555525956.20

LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of December 23, 2020, by and among: NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., a Delaware limited liability company, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”); NMF SLF I SPV, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”); NMF SLF I, INC., a Maryland corporation, as the equityholder (the “Equityholder”) and as the seller (the “Seller”); EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender”, collectively, the “Lenders”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). R E C I T A L S WHEREAS, the Borrower has requested that the Lenders provide Commitments and make Advances (each as defined below) from time to time prior to the Revolving Period End Date (as defined below) for the general business purposes of the Borrower; WHEREAS, the Borrower has requested that the Collateral Manager act as the collateral manager of the Borrower and manage the Collateral (as defined below); WHEREAS, the Borrower and the Lenders have requested the Collateral Custodian to act as Collateral Custodian hereunder, with all covenants and agreements made by the Borrower herein being for the benefit and security of the Secured Parties; and the Collateral Custodian is willing to accept the trusts created hereby; and USActive 55525956.1555525956.20 “Anti-Money Laundering Laws”: Applicable Laws in any jurisdiction in which the Borrower, the Collateral Manager, the Equityholder, the Seller or any of their respective Subsidiaries is located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Spread”: A rate per annum equal to 2.402.05%; provided that the “Applicable Spread” shall be 4.004.05% after the occurrence and during the continuance of an Event of Default. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other financial institution designated as an “Approved Valuation Firm” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. “Assigned Value”: USActive 55525956.1555525956.20 4 USActive 55525956.1555525956.20 6 Less than 6.00x Lesser of (x) the Facility Attachment Ratio as of the date of acquisition of such Loan and (y) 2.00x Total Leverage Ratio Greater than or equal to 6.00x 0.00x Minimum Facility Attachment Ratio (d) At any time, the Borrower may request a revaluation of any Loan (other than a Loan subject to an ongoing Value Adjustment Event) with an Assigned Value of less than 100%, and the Administrative Agent may, in its sole discretion, adjust the Assigned Value of such Loan to the lesser of (i) the Administrative Agent’s discretionary Assigned Value (which for the avoidance of doubt, may not be less than the existing Assigned Value with respect to such Loan) and (ii) 100%; provided that, in connection with any such adjustment and with notice to the Borrower, the Administrative Agent may, in its sole discretion, reset the Original Cash Interest Coverage Ratio, the Recurring Revenue Loan Gross Leverage Ratio, the Original Total Leverage Ratio and the Original Net Senior Leverage Ratio for such Loan. (e) The Assigned Value shall be zero for any Loan that is not an Eligible Loan. (f) The Assigned Value shall be zero for any Loan subject to mandatory repurchase by the Seller under the Sale Agreement. (g) After the occurrence or during the continuance of a Value Adjustment Event, the Borrower may request (or the Administrative Agent may apply absent such a request from the Borrower) an increase in the Assigned Value up to the Initial Assigned Value with respect to such Loan. Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian and the Lenders. “Availability”: As of any day, an amount equal to the excess, if any, of (i) the Borrowing Base minus (ii) the Advances Outstanding on such day; provided that at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. First Lien Loans on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. “Broadly Syndicated Loan”: Any First Lien Loan (i) issued pursuant to an Underlying Instrument governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater, (ii) with a related Obligor with EBITDA of at least $75,000,000 for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (iii)(x) is publicly rated by both of S&P and Moody’s (or the related Obligor is rated by both of S&P and Moody’s) and no such rating is lower than “B3” in the case of Moody’s and “B-” in the case of S&P or (y) the Net Senior Leverage Ratio of such Loan is less than or equal to 5.00x at the time of approval of such Loan by the Administrative Agent; provided that an Eligible Loan acquired by the Borrower on or after the Fourth Amendment Closing Date must satisfy clause (iii)(x) above to be classified as a Broadly Syndicated Loan. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York or the location of the Collateral Custodian’s Corporate Trust Office. “Cash”: Cash or legal currency of the United States as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period. “Certificated Security”: The meaning specified in Section 8-102(a)(4) of the UCC. “Change of Control”: Any of the following: (a) the creation, imposition or, to the knowledge of the Borrower or the Collateral Manager, threatened imposition of any Lien on any limited liability company membership interest in the Borrower; (b) the Borrower LLC Agreement shall fail to be in full force and effect; USActive 55525956.1555525956.20 10

“Collateral Custodian Fee Letter”: The fee schedule provided by the Collateral Custodian and acknowledged by the Collateral Manager. “Collateral Custodian Termination Notice”: The meaning specified in Section 7.5. “Collateral Manager”: The meaning specified in the Preamble. “Collateral Manager Default”: The occurrence of any one or more of the following: (a) the Collateral Manager in bad faith willfully violates, or takes any action that it knows breaches, any material provision of any Transaction Document applicable to it (other than a willful and intentional breach that results from a good faith dispute regarding reasonable alternative courses of action or interpretation of instructions); (b) the Collateral Manager fails to observe or perform any covenant or agreement applicable to it in any Transaction Document which has a material adverse effect on the Lenders (it being understood and agreed that the Collateral Manager shall have no responsibility for the creditworthiness or continuing eligibility of any Eligible Loan) and such failure continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) a Responsible Officer of the Collateral Manager’s actual knowledge of such failure or (B) its receipt of written notice of such failure; (c) any representation, warranty or certification made by the Collateral Manager in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a material adverse effect on any Lender, the Collateral Custodian or the Administrative Agent and which continues to be unremedied for a period of thirty (30) days after the earlier to occur of (A) a Responsible Officer of the Collateral Manager’s actual knowledge of such failure or (B) its receipt of written notice of such failure; (d) the occurrence of an Event of Default that results primarily from any material breach by the Collateral Manager of its duties under the Transaction Documents and which continues to be unremedied for a period of ten (10) Business Days; (e) the Collateral Manager fails to maintain at least $3,000,000,000 of assets under its management; (f) New Mountain Finance Advisers BDC, L.L.C. (or an Affiliate thereof) ceases to be the Collateral Manager unless it is removed pursuant to Section 6.11; (g) an Insolvency Event shall occur with respect to the Collateral Manager; (h) (A) the occurrence of an act by the Collateral Manager that constitutes fraud or criminal activity in the performance of its obligations under the Transaction Documents (as determined pursuant to a final adjudication by a court of competent jurisdiction), (B) the Collateral Manager being convicted (after all appeals and the expiration of time to appeal) of a criminal offense materially related to its business of providing asset management services or (C) any Responsible Officer of the Collateral Manager primarily responsible for the performance by USActive 55525956.1555525956.20 12 “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: With respect to the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date; and thereafter, the period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts). “Commitment”: With respect to each Lender, the commitment of such Lender to make Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the Revolving Period End Date or the Termination Date, the dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) on or after the earlier to occur of the Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (i) the amount of such reduction multiplied by (ii) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On any date (a) on or prior to the second anniversary of the ThirdFourth Amendment Closing Date, the Asset Rejection Percentage is less than or equal to 50%, and (i) if such date is on or prior to the first anniversary of the ThirdFourth Amendment Closing Date, 2.00% or (ii) if such date is after the first anniversary of the ThirdFourth Amendment Closing Date, a percentage equal to the product of (x) the number of days remaining until the two-year anniversary of the ThirdFourth Amendment Closing Date divided by 365 and (y) 1.00% and (b) where either the Asset Rejection Percentage is greater than 50% or such date is after the second anniversary of the ThirdFourth Amendment Closing Date, zero percent. “Conforming Changes”: With respect to the use or administration of Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof USActive 55525956.1555525956.20 14 Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments; (s) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the Benchmark, such Benchmarkapplicable interest rate index (including Partial PIK Loans), such applicable interest rate index plus 2.402.25% per annum, (B) if such Loan has a floating interest rate based on the Prime Rate, the Prime Rate or (C) if such Loan has a fixed interest rate, 6% per annum and (y) on a current basis no less frequently than quarterly and (ii) a fixed amount of principal payable in cash no later than its stated maturity; (t) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (u) such Loan is not a participation interest; (v) all information provided by the Borrower or the Collateral Manager with respect to the Loan is true, correct and complete in all material respects as of the date such information is provided; (w) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (x) such Loan does not constitute Margin Stock; (y) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause (A) the aggregate Unfunded Exposure Amount of all Loans that would qualify as a Delayed Draw Loan and (B) the sum of the OLBs plus the aggregate Unfunded Exposure Amount of all Loans that would qualify as a Revolving Loan to exceed the greater of (i) 10% of the Aggregate OLB plus the Aggregate Unfunded Exposure Amount as of such date and (ii) the applicable amount set forth in Annex C; (z) such Loan shall not cause the aggregate OLBs of all Loans with respect to which the related Obligor is not domiciled, organized or incorporated in the United States or any State or territory thereof or Canada to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (aa) such Loan shall not cause the aggregate OLBs of all Loans that are fixed rate loans to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount set forth in Annex C; (bb) if such Loan is not a Partial PIK Loan, the Weighted Average Spread Test has been satisfied as of the date of acquisition of such Partial PIK Loan; USActive 55525956.1555525956.20 20 “Facility Amount”: $600,000,000700,000,000; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Lien Loan”: A Loan that (i) is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority (subject to Liens permitted under the related Underlying Instruments that are reasonable and customary for similar loans, and Liens accorded priority by law in favor of the United States or any state or agency thereof) under Applicable Law and (iii) the Collateral Manager determines in good faith that the value of the collateral securing the Loan on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral. “First Out Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to the “senior net leverage ratio” or any comparable term relating to any “first out” senior secured Indebtedness in the Underlying Instruments for such Loan; provided that if the “senior net leverage ratio” or such comparable term is not defined in the Underlying Instruments, then the First Out Attachment Ratio shall be the ratio of such “first out” USActive 55525956.1555525956.20 23 senior secured Indebtedness (less Unrestricted Cash) to EBITDA, as calculated by the Collateral Manager in good faith using information from calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Underlying Instruments. For the avoidance of doubt, “first out” senior secured Indebtedness refers to all or any portion of such Loan that constitutes first lien senior secured Indebtedness that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the relevant Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings. “Fitch”: Fitch Ratings, Inc. or any successor thereto. “Floor”: a rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Fourth Amendment Closing Date”: November 1, 2024. “Fronting Exposure”: At any time there is a Defaulting Lender, with respect to the Swingline Lender, such Defaulting Lender’s Pro Rata Share of Swingline Advances (other than Swingline Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the Swingline Lender shall have been provided in accordance with the terms hereof). “Funding Date”: With respect to any Advance, the date on which such Advance is made, which shall be the Business Day following the Business Day of receipt by the Administrative Agent and Lender of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Highest Required Investment Category”: (i) With respect to ratings assigned by Moody’s, “Aa2” or “P-1” for one (1) month instruments, “Aa2” and “P-1” for three (3) month instruments, “Aa3” and “P-1” for six (6) month instruments and “Aa2” and “P-1” for instruments with a term in excess of six (6) months, (ii) with respect to rating assigned by S&P, “A-1” for short-term instruments and “A” for long-term instruments, and (iii) with respect to USActive 55525956.1555525956.20 24 “OLB”: For any Loan as of any date of determination, an amount equal to the product of (x) the Assigned Value of such Loan as of such date of determination, and (y) the principal balance of such Loan outstanding as of such date of determination. “Operating Lease Implementation”: The implementation by an Obligor of IFRS 16/ASC 842. “Opinion of Counsel”: A written opinion of counsel, which opinion and counsel are acceptable to the Administrative Agent in its sole discretion. “Original Cash Interest Coverage Ratio”: With respect to any Loan, the Cash Interest Coverage Ratio for such Loan on the date of the related Approval Notice. “Original Net Senior Leverage Ratio”: With respect to any Loan, the Net Senior Leverage Ratio for such Loan on the date of the related Approval Notice. “Original Total Leverage Ratio”: With respect to any Loan, the Total Leverage Ratio for such Loan on the date of the related Approval Notice. “Other Connection Taxes”: With respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document). “Other Taxes”: All present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document or any other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to a request by the Borrower). “Partial PIK Loan”: A Loan which at the time of contribution to the Borrower (i) allows for any portion of the interest accrued for a specified period of time or until the maturity thereof is, at the option of the Obligor or pursuant to conditions specified (in each case, under the related loan agreement and without default), added to the principal balance of such Loan or otherwise deferred rather than being paid in cash and (ii) a portion of interest accruing thereon is contractually required to be paid in cash and such cash interest accrues at a rate equal to or in excess of (a) the applicable interest rate index plus 2.25% if such Loan is a floating rate loan pursuant to the loan agreement for such Loan, (b) the applicable prime rate if such Loan is a floating rate loan with an interest rate based on the applicable prime rate, and (c) 6.00% if such Loan is a fixed rate loan; provided that, any Partial PIK Loan that is a floating rate loan and has a minimum contractual cash coupon of not less than the applicable interest rate index plus 4.00% shall not be considered a Partial PIK Loan for purposes of Eligible Loan criteria clause (bb). USActive 55525956.1555525956.20 34 deposits from Moody’s and S&P of “P-1” and “A-1”, respectively, and if rated by Fitch, from Fitch of “F-1+”; or (e) time deposits (having maturities of not more than 90 days) by an entity the commercial paper of which has, at the time of the Borrower’s investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each of Moody’s, S&P and Fitch (if rated by Fitch); provided that, notwithstanding the foregoing clauses (a) through (e), unless the Borrower and the Collateral Manager have received the written advice of counsel of national reputation experienced in such matters to the contrary (together with an Officer’s Certificate of the Borrower or the Collateral Manager to the Collateral Custodian (on which the Collateral Custodian may rely) that the advice specified in this definition has been received by the Borrower and the Collateral Manager), Permitted Investments may only include obligations or securities that constitute cash equivalents for purposes of the rights and assets in paragraph (c)(8)(i)(B) of the exclusions from the definition of “covered fund” for purposes of the Volcker Rule. The Collateral Custodian shall have no obligation to oversee or monitor compliance with the foregoing. “Permitted Liens”: Any of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person, (b) Liens imposed by law, such as bank’s, securities intermediary’s, materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith, (c) Liens granted pursuant to or by the Transaction Documents and (d) Liens expressly permitted under the Securities Account Control Agreement. “Person”: An individual, partnership, corporation, company, limited liability company, limited liability partnership, joint stock company, trust (including a statutory or business trust), estate, unincorporated association, sole proprietorship, joint venture, nonprofit corporation, group, sector, government (or any agency, instrumentality or political subdivision thereof), territory or other entity or organization. “Plan”: Any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), including any single-employer plan or multiemployer plan (as such terms are defined in Section 4001(a)(15) and in Section 4001(a)(3) of ERISA, respectively), that is subject to Title IV of ERISA or Section 412 of the Code. “PIK Loan”: A Loan which provides for a portion of the interest that accrues thereon to be added to the principal amount of such Loan for some period of the time prior to such Loan requiring the current cash payment of such previously capitalized interest, which cash payment shall be treated as an Interest Collection at the time it is received. USActive 55525956.1555525956.20 36 “Prime Rate”: The rate announced by Wells Fargo from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Wells Fargo or any other specified financial institution in connection with extensions of credit to debtors. “Principal Collections”: All amounts received by the Borrower or the Collateral Custodian in respect of the Loans, Permitted Investments and Equity Securities that are not Interest Collections to the extent received in cash by or on behalf of the Borrower or the Collateral Custodian. “Principal Collection Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Principal Collection Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Pro Rata Share”: With respect to a Lender, the percentage obtained by dividing the amount of the Commitment of (or, after the Revolving Period End Date, the Advances Outstanding owing to) such Lender (as determined pursuant to the definition of Commitment) by the Facility Amount. “Proceeds”: With respect to any Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral. “Purchase Date”: With respect to any Loan, the date of the acquisition or origination of such Loan by the Borrower. “Purchase Price”: With respect to any Loan, an amount (expressed as a percentage of par) equal to (i) the purchase price (or, if different principal amounts of such Loan were purchased at different purchase prices, the weighted average of such purchase prices) paid by the Borrower for such Loan (exclusive of any interest, Accreted Interest and original issue discount) divided by (ii) the principal balance of such Loan outstanding as of the date of such purchase (exclusive of any interest, Accreted Interest and original issue discount); provided that, if the ratio of clause (i) to clause (ii) above with respect to a Loan acquired by the Borrower in the secondaryprimary market is equal to 95% or higher, such Loan shall be deemed to have a Purchase Price of 100%. “QFC”: The meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QPAM”: A “qualified professional asset manager” within the meaning of the QPAM Exemption. “QPAM Exemption”: Prohibited Transaction Class Exemption 84-14, as amended. “Qualified Institution”: A depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia USActive 55525956.1555525956.20 37

(or any domestic branch of a foreign bank), (i)(a) that has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P or “P-1” or better by Moody’s, (b) the parent corporation of which has either (1) a long-term unsecured debt rating of “A” or better by S&P and “A2” or better by Moody’s or (2) a short-term unsecured debt rating or certificate of deposit rating of “A-1” or better by S&P and “P-1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent and (ii) the deposits of which are insured by the FDIC. “Rating Agency”: Each of S&P, Fitch and Moody’s. “Recipient”: (a) The Administrative Agent, and (b) any Lender, as applicable. “Recurring Revenue”: With respect to any Recurring Revenue Loan, the meaning of “Recurring Revenue” or any comparable definition in the related Underlying Instruments relating to recurring maintenance or support revenues, subscription revenues, and recurring revenues attributable to software licensed or sold (excluding one-time license revenues) in the Underlying Instruments for such Loan. “Recurring Revenue Loan”: A Loan that (i) has a related Obligor organized under the law of the United States and is denominated in Dollars, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law, (iii) has a related Obligor that is principally engaged in an enterprise software business that derives revenue primarily under contractual agreements and/or selling software as a service, (iv) is structured or underwritten based on a multiple of the related Obligor’s Recurring Revenue, and (v) that contains a Recurring Revenue Loan Covenant Flip Scheduled Date (which date is no later than the 3 year anniversary of the date on which the Borrower acquired such Loan; provided that the Administrative Agent may re-designate such Loan as a First Lien Loan or a Second Lien Loan in its sole discretion if the recurring revenue covenants in the related Underlying Instruments are replaced (whether by amendment or by operation of such Underlying Instruments) with traditional cash flow leverage lending covenants (such as those based on total leverage, senior leverage, and interest coverage) (a “Recurring Revenue Reclassification Date”). For any Loan subject to a Recurring Revenue Reclassification Date, any references to the Senior Leverage Ratio and, Interest Coverage Ratio and the Assigned Value as of the date on which such Loan was acquired by the Borrower shall be deemed to mean such ratiosbe determined by the Administrative Agent in its sole discretion as of the Recurring Revenue Reclassification Date. “Recurring Revenue Loan Cash Liquidity Amount”: With respect to any Recurring Revenue Loan, the meaning of “Unrestricted Cash” or any comparable definition in the Related Underlying Instruments, or, if no such definition is defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any Lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments); provided that cash held in reserve accounts for the purpose of meeting interest payments on indebtedness may be included at the sole discretion of the Administrative Agent. USActive 55525956.1555525956.20 38 administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Payment”: (i) Any dividend or other distribution, direct or indirect, on account of any class of membership interests of the Borrower now or hereafter outstanding, except a dividend paid solely in interests of that class of membership interests or in any junior class of membership interests of the Borrower; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of (a) the Revolving Period End Date, (b) the date on which the “investment period” of the Equityholder ends or (c) the Termination Date. “Revolving Period End Date”: The earlier to occur of (a) the three (3) year anniversary of the ThirdFourth Amendment Closing Date (as such date may be extended pursuant to Section 2.3(c)) and (b) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “S&P”: S&P Global Ratings (or its successors in interest). “Sale Agreement”: The Loan Sale Agreement, dated as of the Closing Date, between the Seller, as seller, and the Borrower, as purchaser, as the same may be amended, modified, waived, supplemented or restated from time to time. “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. USActive 55525956.1555525956.20 41 “Securities Intermediary”: A Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity. “Security Certificate”: The meaning specified in Section 8-102(a)(16) of the UCC. “Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Seller”: The meaning specified in the Preamble. “SOFR”: A rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “Special Purpose Provisions”: The meaning specified in the Borrower LLC Agreement. “Spread”: In the case of each Loan that is a floating rate loan that bears interest at a spread over the applicable benchmark as provided for in its related loan agreement, the current cash pay interest rate spread (for the avoidance of doubt, excluding any non-cash interest or paid-in-kind interest) on such Loan above such applicable benchmark. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. USActive 55525956.1555525956.20 43 (e) solely with respect to Recurring Revenue Loans, such Loan fails to maintain a liquidity amount of at least (x) 1.20 greater than the applicable “liquidity covenant” (or such comparable definition) in the related Underlying Instruments or (y) if such “liquidity covenant” is not available in the related Underlying Instruments, the amount determined by the Administrative Agent in its sole discretion and set forth on the applicable Approval Notice for such Loan; (f) any of (i) a payment default under such Loan (after giving effect to any applicable grace or cure periods, but in any case not to exceed five (5) Business Days, in accordance with the Underlying Instruments) or, (ii) a default under such Loan, together with the election by any Person or group of Persons authorized to exercise any rights or remedies by the applicable Underlying Instruments (including, without limitation, the Borrower) to enforce any of their respective rights or remedies (including, without limitation, acceleration of the Loan) pursuant to the applicable Underlying Instruments; (g) the occurrence of a Material Modification with respect to such Loan; (h) the occurrence of an Insolvency Event with respect to the related Obligor; or (i) the failure to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than eighty (80) days after the end of the first, second or third quarter of any fiscal year and (ii) with respect to annual reports, any audited financial statements to the Administrative Agent sufficient to calculate the Net Senior Leverage Ratio, the Total Leverage Ratio or the Cash Interest Coverage Ratio of the related Obligor by the date that is no later than one hundred and sixty (160) days after the end of any fiscal year. “Volcker Rule”: Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “Weighted Average Advance Rate”: As of any date of determination with respect to all Eligible Loans on such date, (a) the sum of the products for each Eligible Loan of (i) such Eligible Loan’s Advance Rate and (ii) such Eligible Loan’s OLB divided by (b) the Aggregate OLB on such date. “Weighted Average Spread”: As of any date of determination solely with respect to all Eligible Loans that are floating rate loans, a fraction (expressed as a percentage) obtained by dividing (x) the sum of the products of (i) each Eligible Loan’s Spread and (ii) each Eligible Loan’s outstanding principal balance by (y) the sum of each Eligible Loan’s outstanding principal balance. “Weighted Average Spread Test”: A test that is satisfied if the Weighted Average Spread equals or exceeds 4.00%. USActive 55525956.1555525956.20 47

Section 2.3. Reduction of the Facility Amount; Optional Repayments. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least (x) ten (10) Business Days prior to such termination of the Facility Amount in whole and (y) one (1) Business Day prior to such reduction of the Facility Amount in part; (ii) any partial reduction of the Facility Amount shall be in an amount equal to $2,500,000 and in integral multiples of $250,000 in excess thereof; and (iii) in the case of such termination or reduction on or prior to the second anniversary of the Fourth Amendment Closing Date other than in connection with (i) a refinancing using the proceeds of any (a) other financing in which the Administrative Agent or an Affiliate thereof holds at least 25% of the aggregate commitments of such replacement or other financing or (b) distributed capital markets offering or (ii) an amendment and restatement of this Agreement, the Borrower shall pay to the Administrative Agent the applicable Commitment Reduction Fee in accordance with Section 2.7 or Section 2.8, as applicable. Any request for a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.3(a). (b) The Borrower shall be entitled at its option, at any time, to reduce Advances Outstanding; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least one (1) Business Day prior to such reduction and (ii) any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that the Required Advance Reduction Amount is equal to zero) shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof. In connection with any such reduction of Advances Outstanding, the Borrower shall deliver to each Lender (1) instructions to reduce such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay the related accrued Interest and Breakage Costs, if any, in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(b) to the pro rata reduction of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) At any time after the nine-month anniversary of the Closing Date and on or prior to the date set forth in clause (a) of the definition of “Revolving Period End Date,” the Borrower may make a request to the Lenders to extend the date set forth in clause (a) of the definition of “Revolving Period End Date” (and in accordance therewith, the Facility Maturity Date shall be automatically extended) for an additional period of one (1) year (or such shorter period as determined by the Collateral Manager). Each Lender shall have the right in its sole discretion to approve or deny any such extension request. Upon written notice from the Administrative Agent and each Lender agreeing to such extension, the Revolving Period shall be USActive 55525956.1555525956.20 53 (11) if the Weighted Average Spread Test is not satisfied, (x) to be retained in the Principal Collection Account and invested in Eligible Loans or (y) to repay Advances Outstanding; and (12) (11) (A) during a Default, to remain in the Principal Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (c) The Collateral Manager may, in its sole discretion, direct the Collateral Custodian to make a payment to the Borrower from the Principal Collection Account on any Business Day other than a Payment Date if, both immediately prior and after giving effect to such payment (i) the Availability is greater than zero and (ii) no Default or Event of Default has occurred and is continuing. (d) Subject to the satisfaction of the applicable conditions set forth in Section 3.2, the Collateral Manager may direct the Collateral Custodian to withdraw funds on deposit in the Principal Collection Account on any Business Day in order to reinvest such funds in Eligible Loans to be pledged hereunder. Section 2.8. Alternate Settlement Procedures. On each Payment Date following the occurrence of and during the continuation of an Event of Default, the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Collection Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) pro rata to (A) to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and this Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and this Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), Section 2.7(b)(2) and this Section 2.8(2) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for USActive 55525956.1555525956.20 57 (iv) On and as of such day, the Borrower and the Collateral Manager each has performed all of the covenants and agreements contained in this Agreement to be performed by such Person on or prior to such day; and (v) No Applicable Law prohibits or enjoins the making of such Advance by any Lender or the proposed reinvestment of Principal Collections.; (c) The Revolving Period End Date or the Termination Date shall not have occurred; (d) On the date of such Transaction, the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent may reasonably require; (e) The Borrower and Collateral Manager shall have delivered to the Administrative Agent all reports required to be delivered as of the date of such Transaction including, without limitation, all deliveries required by Section 2.2; (f) The Borrower shall have paid all fees then required to be paid and, without duplication of Section 2.11(d), shall have reimbursed the Lenders, the Collateral Custodian and the Administrative Agent for all fees, costs and expenses then required to be paid of closing the transactions contemplated hereunder and under the other Transaction Documents, including the reasonable attorney fees and any other legal and document preparation costs incurred by the Lenders (other than any Defaulting Lender), the Collateral Custodian and the Administrative Agent; (g) The Borrower shall have received a copy of the related Approval Notice; (h) In connection with each Transaction, with respect to any Loan, the Borrower shall have delivered to the Collateral Custodian (with a copy to the Administrative Agent), no later than 3:00 p.m. on the date of the related Transaction, (i) a Loan File with respect to each Loan proposed to be acquired by the Borrower in connection with such Transaction, and (ii) a faxed or an emailed copy of the duly executed original promissory notes for each Loan in respect of which a promissory note is issued (or, in the case of any Noteless Loan, a fully executed assignment agreement), and, if any Loans are closed in escrow, a written certification from the closing attorneys of such Loan confirming the possession of the Required Loan Documents and that all documentary conditions to such Loan have been satisfied; provided that, notwithstanding the foregoing, the Borrower shall cause the Required Loan Documents to be in the possession of the Collateral Custodian within ten (10) Business Days of any related Purchase Date with respect to any Loan. (i) On or prior to the date of the initial Advance, the Administrative Agent shall have received evidence satisfactory to it in its sole discretion that at least the Required Minimum Equity Amount (which may include capital contributions in Cash, securities or Loans) has been deposited by the Equityholder into the Principal Collection Account or has been credited to the Collateral Account. USActive 55525956.1555525956.20 74 (j) To the extent any Loans being acquired by the Borrower in connection with such Transaction are being purchased from the Seller, a true sale opinion with respect to each Loan, in each case, in form and substance acceptable to the Administrative Agent in its reasonable discretion (it being acknowledged and agreed that the opinion delivered by Schulte Roth & Zabel LLP on the Closing Date is acceptable to the Administrative Agent and satisfies the requirements of this Section 3.2(j), so long as such sales are made in accordance with the facts described in such opinion and pursuant to the Sale Agreement); and (k) On and as of the date of such Transaction, the Weighted Average Spread Test is satisfied or if not satisfied, compliance with the Weighted Average Spread Test shall be maintained or improved after giving effect to such Transaction; provided that, if such Transaction is an Advance whose proceeds will be applied pursuant to Section 5.2(n)(ii), the Weighted Average Spread Test must be satisfied. The failure of the Borrower to satisfy any of the foregoing conditions precedent in respect of any Advance (which has not been waived by the Administrative Agent) shall give rise to a right of the Administrative Agent, which right may be exercised at any time on the demand of the Administrative Agent, to rescind the related Advance and direct the Borrower to pay to the Administrative Agent for the benefit of the Lenders an amount equal to the Advances made during any such time that any of the foregoing conditions precedent were not satisfied. Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. (a) The Administrative Agent shall hold all Certificated Securities (whether Loans or Permitted Investments) and Instruments in physical form at the Collateral Custodian’s offices set forth in Section 5.5(c). Any successor Collateral Custodian shall be a state or national bank or trust company which is not an Affiliate of the Borrower or the Seller and which is a Qualified Institution. (b) Each time that the Borrower (or the Collateral Manager on behalf of the Borrower) shall direct or cause the acquisition of any Loan or Permitted Investment, the Borrower shall (or the Collateral Manager on behalf of the Borrower), if such Loan or Permitted Investment has not already been transferred in accordance with its Underlying Instruments (including obtaining any necessary consents) to the Collateral Custodian, cause the transfer of such Loan or Permitted Investment in accordance with its Underlying Instruments (including obtaining any necessary consents) to the Collateral Custodian to be credited by the Collateral Custodian to the Collateral Account in accordance with the terms of this Agreement. The security interest of the Administrative Agent in the funds or other property utilized in connection with such acquisition shall, immediately and without further action on the part of the Administrative Agent, be released. The Borrower and the Collateral Manager hereby authorize and direct the Collateral Custodian to credit the Collateral Account with any Loan (to the extent evidenced by an Instrument) or Permitted Investment transferred to the Borrower in accordance with its Underlying Instruments. (c) The Borrower (or the Collateral Manager on behalf of the Borrower) shall cause all Loans (to the extent evidenced by an Instrument) or Permitted Investments acquired by the Borrower to be transferred to the Collateral Custodian for credit by the Collateral Custodian USActive 55525956.1555525956.20 75

(n) Restricted Payments. The Borrower shall not make any Restricted Payments other than (i) so long as no Event of Default or Default has occurred and is continuing or would result therefrom, (x) amounts on deposit in the Interest Collection Account that would have been distributed pursuant to Section 2.7(a)(9) on the immediately preceding Payment Date but for the existence of a Default, (y) amounts on deposit in the Principal Collection Account that would have been distributed pursuant to Section 2.7(b)(1112) on the immediately preceding Payment Date but for the existence of a Default and (z) amounts on deposit in the Collection Account that would have been distributed pursuant to Section 2.8(9) on the immediately preceding Payment Date but for the existence of an Event of Default and (ii) amounts the Borrower receives in accordance with Section 2.7, Section 2.8 or any other provision of any Transaction Document which expressly requires or permits payments to be made to or amounts to be reimbursed to the Borrower. (o) Compliance with Sanctions. The Borrower shall not, and shall ensure that any Person directly or indirectly Controlling the Borrower, any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities, business or transactions of or with a Sanctioned Person or (ii) in any other manner that is prohibited by Sanctions or that could otherwise cause any Lender to be in breach of any Sanctions. The Borrower will not fund any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be in breach of any Sanctions. The Borrower will notify each Lender and the Administrative Agent in writing not more than three (3) Business Days after becoming aware of any breach of this section. Section 5.3. Affirmative Covenants of the Collateral Manager. The Collateral Manager covenants and agrees with the Lenders that during the Covenant Compliance Period: (a) Compliance with Law. The Collateral Manager will comply in all material respects with all Applicable Law, including those with respect to the Collateral or any part thereof. (b) Preservation of Company Existence. The Collateral Manager will (i) preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Performance and Compliance with Collateral. The Collateral Manager will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each item of Collateral and will do nothing to impair USActive 55525956.1555525956.20 99 Lender’s interest in an advance shall be valid unless recorded in the Register. The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (c) Each Lender that sells a participation interest hereunder shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each such participant’s interest in the obligations under the Transaction Documents (the “Participant Register”); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. No sale of a participation shall be valid unless recorded in the Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Notwithstanding the foregoing provisions of this Section 12.16 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Advances or Commitments as collateral security to a Federal Reserve Bank or, as applicable, to such Lender’s trustee for the benefit of its investors (but no such assignment shall release any Lender from any of its obligations hereunder). Section 12.17. Heading and Exhibits. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. Section 12.18. Intent of the Parties. It is the intent and understanding of each party hereto that the Advances are loans from the Lenders to the Borrower and do not constitute a “security” within the meaning of Section 8-102(15) of the UCC. Section 12.19. Recognition of the U.S. Special Resolution Regimes. To the extent that this Agreement and/or any other Transaction Document constitutes a QFC, the Borrower agrees with each Secured Party as of the Closing Date as follows: USActive 55525956.1555525956.20 148 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: NMF SLF I SPV, L.L.C., as the Borrower By: New Mountain Finance Advisers BDC, L.L.C., its Manager By: Name: Title: EQUITYHOLDER AND SELLER: NMF SLF I, INC., as the Equityholder and as the Seller By: Name: Title: COLLATERAL MANAGER: NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., as Collateral Manager By: Name: Title: [Signatures Continued on the Following Page] Signature Page to LSA Annex A NMF SLF I SPV, L.L.C. NMF SLF I, INC. c/o New Mountain Finance Advisers BDC, L.L.C. 1633 Broadway, 48th Floor New York, NY 10019 Attention: John Kline, Laura Holson and Cyrus Moshiri

USActive 55525956.1555525956.20 Commitment Annex B Wells Fargo Bank, National Association $600,000,000700,000,000 Lender USActive 55525956.1555525956.20 $60,000,00070 ,000,000 Clause (z) Non-US Loans $600,000,0007 00,000,000 Clause (dd)(ii) Next 3 Largest Obligors $60,000,00070 ,000,000 $50,000,00057 ,500,000 Annex C Clause (dd)(iii) All Other Obligors $40,000,00046 ,500,000 Clause (y) Unfunded Clause (ee) Second Lien Loans $60,000,00070 ,000,000 $30,000,00035 ,000,000 Eligible Loan Clause (ff) Recurring Revenue Loans $60,000,00070 ,000,000 Clause (aa) Fixed Rate Required Minimum Equity Amount $60,000,00070 ,000,000 Facility Amount Clause (x) $170,000,0002 00,000,000 Clause (dd)(i) 2 Largest Obligors